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                                                                     EXHIBIT 5.1


                         CONSENT OF INDEPENDENT AUDITORS

The Sponsor, Trustee and Unit Holders of Equity Focus Trusts - Global Research Selections, Series 2000-A:





We consent to the use of our report dated March 14, 2000, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.


                                                            /s/ KPMG LLP
                                                            KPMG LLP

New York, New York
March 14, 2000